SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OFTHE
SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 15, 2003

U.S. XPRESS ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-24806	62-1378182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4080 Jenkins Road, Chattanooga, Tennessee 37421
(Address of principal executive offices)(zip code)

Registrant's telephone number, including area code: (423) 510-3000

Item 7. Financial Statements and Exhibits.

                     (c) Exhibits.

                             (99)        Press Release, dated October 15, 2003.

Item 9. Regulation FD Disclosure (The following information is being provided under Item 12).

                     On October 15, 2003, U.S. Xpress Enterprises, Inc. issued a press release concerning results for the quarter ended September 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 15, 2003	U.S. Xpress Enterprises, Inc. BY: /S/ Ray M. Harlin —————————————— Ray M. Harlin Executive Vice President and Chief Financial Officer